Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                   0.00
            Class B Principal Payment                                   0.00
            Class C Principal Payment                                   0.00
                      Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                   0.00
            Class B Principal Payment                                   0.00
            Class C Principal Payment                                   0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                  2,830,258.67
             Class B Note Interest Requirement                    255,240.22
             Class C Note Interest Requirement                    426,823.50
                      Total                                     3,512,322.39

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                       2.51444
             Class B Note Interest Requirement                       2.72111
             Class C Note Interest Requirement                       3.53917

(iii) Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                    1,125,600,000
             Class B Note Principal Balance                       93,800,000
             Class C Note Principal Balance                      120,600,000

(iv)  Amount on deposit in Owner Trust Spread Account          13,400,000.00

(v)   Required Owner Trust Spread Account Amount               13,400,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President